Filed Pursuant to Rule 497

File No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated July 2, 2014

to

Prospectus dated April 30, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 30, 2014, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 36 of the Prospectus before you decide to invest in our common shares.

Increase in Public Offering Price

On July 1, 2014, we increased our public offering price from $10.95 per share to $11.00 per share. This increase in the public offering price was effective as of our July 2, 2014 weekly closing and first applied to subscriptions received from June 25, 2014 through July 1, 2014. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.